                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

                               [AMENDMENT NO. ___]


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary proxy statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule
       14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                Cable Link, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(i) and O-11.

    1) Title of each class of securities to which transaction applies:

       -------------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:

       -------------------------------------------------------------------------

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       -------------------------------------------------------------------------

    4) Proposed maximum aggregate value of transaction:

       -------------------------------------------------------------------------

    5) Total fee paid:

       -------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

       -------------------------------------------------------------------------
    2) Form, Schedule or Registration Statement No.:

       -------------------------------------------------------------------------
    3) Filing Party:

       -------------------------------------------------------------------------
    4) Date Filed:

       -------------------------------------------------------------------------

                                CABLE LINK, INC.
                               280 COZZINS STREET
                            COLUMBUS, OHIO 43215-2379
                                 (614) 221-3131



                       1998 ANNUAL MEETING OF SHAREHOLDERS





                                                                  March 20, 1998


Dear Shareholder:

         You are invited to attend the 1998 Annual Meeting of Shareholders of Cable Link, Inc. which will be held at 9:00 a.m., Eastern Time, on April 21, 1998, at its corporate offices, 280 Cozzins Street, Columbus, Ohio. The matters on the meeting agenda are described in the Notice of 1998 Annual Meeting of Shareholders and Proxy Statement which accompany this letter.

         We hope you will be able to attend the meeting, but whatever your plans, we ask that you please complete, execute, and date the enclosed proxy card and return it in the envelope provided so that your shares will be represented at the meeting.



                                               Very truly yours,

                                               /s/ Bob Binsky

                                               Bob Binsky, Chairman of the Board

                                CABLE LINK, INC.

                  NOTICE OF 1998 ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD APRIL 21, 1998


TO THE SHAREHOLDERS OF
CABLE LINK, INC.:


         The Annual Meeting of Shareholders of Cable Link, Inc. (the "Company"), will be held at 280 Cozzins Street, Columbus, Ohio, on Tuesday, April 21, 1998, at 9:00 a.m., Eastern Time, for the following purposes:

         1. To elect six directors, each to serve for a term of one year or until their successors are duly elected and qualified.

         2. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The Board of Directors has fixed the close of business on March 6, 1998, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. A list of shareholders will be available for examination by any shareholder at the Annual Meeting.

         WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED.


                                             By Order of the Board of Directors

                                             /s/ Bob Binsky

                                             Bob Binsky, Chairman of the Board
Columbus, Ohio
March 20, 1998

                                CABLE LINK, INC.

                         ------------------------------
                         ANNUAL MEETING OF SHAREHOLDERS
                                 April 21, 1998

                         ------------------------------
                                 PROXY STATEMENT
                              Dated March 20, 1998

                         ------------------------------


                               GENERAL INFORMATION

         Solicitation. This Proxy Statement is furnished to the shareholders of Cable Link, Inc., an Ohio corporation (the "Company"), in connection with the solicitation by the Board of Directors of the Company of proxies to be voted at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held on April 21, 1998 and any adjournment thereof. This Proxy Statement and the accompanying proxy card are first being mailed to shareholders on or about March 20, 1998.

         Voting Rights. Shareholders of record at the close of business on March 6, 1998 are entitled to notice of and to vote at the Annual Meeting. As of that date, there were 1,673,802 shares of Common Stock of the Company, without par value ("Common Stock"), issued and outstanding. Each shareholder of record on March 6, 1998 is entitled to one vote per share with respect to all matters which may be brought before the Annual Meeting.

         Each shareholder of record on March 6, 1998 has cumulative voting rights with respect to the election of directors. Cumulative voting rights entitle each shareholder to give one candidate for director as many votes as the number of directors to be elected multiplied by the number of shares held by the shareholder of record on March 6, 1998 or to distribute votes on the same principle among two or more candidates, as the shareholder sees fit. In order to exercise cumulative voting rights, a shareholder must notify an officer of the Company in writing at least 48 hours before the time fixed for the Annual Meeting of the shareholder's intention to exercise cumulative voting rights.

         Authorization. All shares represented by properly executed proxies received by the Company pursuant to this solicitation will be voted in accordance with the shareholder's directions specified on the proxy card. The proxies solicited by the Board of Directors grant the persons acting under the proxies the discretionary authority to cumulate votes. If no directions have been specified by marking the appropriate square on the accompanying proxy card, the shares represented by such proxy will be voted in accordance with the recommendation of the Board of Directors, which is FOR the election of Bob Binsky, Richard Rozic, Eric S. Newman, Sherry J. Rothfield, Michael Tsao and Brenda L. Thompson as directors of the Company. The proxy will also be voted at the discretion of the persons acting under the proxy to transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

         Revocation. Any shareholder returning the accompanying proxy has the power to revoke it at any time before its exercise by giving written notice of revocation to the Company (addressed to the attention of the Secretary), by giving oral notice of revocation to the Company at the Annual Meeting, by duly executing and delivering to the Company a proxy card bearing a later date, or by voting in person at the Annual Meeting.

         Tabulation. Under Section 1701.51 of the Ohio Revised Code ("ORC") and the Regulations of the Company, a quorum must be present at the Annual Meeting in order for any valid action, other than adjournment, to be taken thereat. The Regulations of the Company provide that a quorum consists of the holders of a majority of the voting shares present in person or by proxy. Shares represented by signed proxies that are returned to the Company will be counted toward the quorum in all matters even though they are marked as "Abstain," "Against" or "Withhold Authority" on one or more or all matters or they are not marked at all (see "Authorization"). Broker/dealers, who hold their customers' shares in street name, may, under the applicable rules of the exchange and other self-regulatory organizations of which the broker/dealers are members, sign and submit proxies for such shares and may vote such shares on routine matters, which, under such rules, typically include the election of directors, but broker/dealers may not vote such shares on other matters, which typically include amendments to the articles of incorporation of the company and the approval of stock compensation plans, without specific instructions from the customer who owns such shares. Proxies signed and submitted by broker/dealers which have not been voted on certain matters as described in the previous sentence are referred to as broker non-votes. Such proxies count toward the establishment of a quorum.

         Under Section 1701.55 of the ORC, directors are elected by a plurality of the votes for the respective nominees. Therefore, proxies that are marked "Withhold Authority" and broker non-votes, if any, will not affect the election of directors.

                              ELECTION OF DIRECTORS

NOMINEES FOR ELECTION AS DIRECTORS

         At the Annual Meeting, the six nominees to the Board of Directors receiving the highest number of votes will be elected to serve for a term of one year or until their successors are duly elected and qualified. See "General Information - Tabulation." The Company has no reason to believe that any of the nominees named below will not stand for election or serve as a director. In the event any person nominated fails to stand for election, the proxies shall be voted for the election of such other person as shall be designated by the persons named in the proxy.

         THE BOARD OF DIRECTORS HAS NOMINATED THE FOLLOWING PERSONS TO SERVE AS DIRECTORS OF THE COMPANY UNTIL THE 1999 ANNUAL MEETING OF SHAREHOLDERS.

         BOB BINSKY, age 58, has served as Chairman of the Board of the Company since July 31, 1995 and has served as a director of the Company since 1992. Mr. Binsky first joined the Company as a consultant and Executive Vice President on October 1, 1992. On October 18, 1994, Mr. Binsky assumed the duties of the Company's Chief Executive Officer. Prior to joining the Company, Mr. Binsky served as Chairman and Chief Executive Officer of Decor Corporation, a chain of 135 publicly traded art and gift stores located in most of the upscale malls in the Eastern United States. In December 1989, Decor was sold to Claires Stores, Inc., a New York Stock Exchange listed company. Mr. Binsky serves on the board of PH Group Inc. of Columbus and Kahiki Foods, Inc. of Columbus and on the advisory board of Regional Reps of Cleveland.

         RICHARD ROZIC, age 57, was elected as Executive Vice President and Chief Operating Officer and a director of the Company on December 16, 1996. From 1965 to 1996, Mr. Rozic was General Manager of National Sales, Builder's Division, for Frigidaire Company, a manufacturer and distributor of major appliances. Mr. Rozic graduated from the University of Maryland in 1962.

         ERIC S. NEWMAN, age 32, has served as a director of the Company since April 1994. Mr. Newman has been Vice President of World Wide Communications, Inc., a telecommunications company, since 1994, Senior Vice President of Superior Street Capital Advisors, LLC, an investment banking concern, since January 1997 and Associate Vice President and General Counsel of Hoopeston Foods, Inc., a food processor, since January 1997. From March 1993 to October 1993, he was employed as an associate at the law firm of Altheimer & Gray in Chicago. He graduated from the University of Michigan in 1988, and Northwestern University School of Law in 1991.

         SHERRY J. ROTHFIELD, age 57, has served as a director of the Company since November 1995. Mrs. Rothfield has been an instructor in the Miami, Florida Advocate Program, a structured probation and deferred prosecution agency, and a certified mediator in private practice since 1992. She graduated from State University of New York in 1962, earned a certificate in accounting from the University of Miami in 1981 and became a Certified Public Accountant in the State of Florida in 1983.

         MICHAEL TSAO, age 48, has served as a director of the Company since November 1995. Mr. Tsao has been President and a member of the Board of Directors of Kahiki Foods, Inc. of Columbus for more than five years. Mr. Tsao graduated from Pasadena City College in 1971 with an A.A. in Business Administration.

         BRENDA L. THOMPSON, age 36, has served as a director and President of the Company since October 1994. Ms. Thompson joined the Company as its Chief Financial Officer in June 1993. From 1990 to 1993, Ms. Thompson served as Director of Operations for Zee Medical Services. She holds an A.A. in Accounting and Business Management from Belmont Technical College and graduated from Wheeling Jesuit College in 1987 with a B.A. in Accounting.

EXECUTIVE OFFICERS

         The principal occupation of each other executive officer and key employee of the Company for the past five years is as follows:

         RICHARD BAKER, age 43, has been with the Company since 1984 and has served as Vice President of Production since 1994. He served as Production Manager for the Company from 1987 to 1994. Mr. Baker attended The Ohio State University from 1974 to 1976.

         ZAIDA WAHLBERG, age 42, has served as Controller of the Company since August 1996. From June 1994 until July 1996, she was a self-employed consultant. From June 1989 to June 1994, she was employed by Denison Hydraulics, a manufacturer of hydraulic piston pumps, as a Marketing and Logistic Analyst.

BOARD OF DIRECTORS MEETINGS

         The Board of Directors held five meetings in fiscal 1997, and each of the directors attended at least 75% of the meetings and all of the committee meetings (if any) on which he or she served (held during the periods that he or she served).

COMMITTEES

         The Company has a standing Audit Committee and Compensation Committee. The Company does not have a committee whose functions include nominating directors.

         The Audit Committee recommends the firm to be employed by the Company as its independent auditors; reviews, in consultation with the independent auditors, their report of audit, or proposed report of audit and the management letter, if any; consults with the independent auditors (periodically and, as appropriate, out of the presence of management) with regard to the adequacy of the internal accounting controls; and approves transactions between the Company and its officers. The Audit Committee held one meeting in fiscal 1997. The Audit Committee currently consists of Sherry J. Rothfield (Chairperson), Eric S. Newman, Michael Tsao and Bob Binsky (ex officio).

         The Compensation Committee establishes the compensation of all officers and management employees of the Company, adopts compensation plans for them and approves employment agreements with such persons. The Compensation Committee held three meetings in fiscal 1997. The Compensation Committee currently consists of Michael Tsao, Sherry J. Rothfield and Eric S. Newman.

          SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN SECURITY HOLDERS

         The following table sets forth, as of March 6, 1998, certain information with respect to the beneficial ownership of shares of Common Stock by (i) each of the three highest paid persons who are officers and directors of the Company, (ii) all officers and directors as a group, and (iii) each shareholder who owns more than 10% of any class of the Company's securities, including those shares subject to outstanding options. Each person has sole investment power and sole voting power over the shares disclosed as being owned by such person.


Name and Address                   Number of Shares
of Owner                           Beneficially Owned       Percent of Class
----------------                   ------------------       ----------------
Bob Binsky
20185 E. Country Club Drive
Apt. #206
North Miami Beach, FL 33180           260,070(a)(b)              15.5%

Brenda L. Thompson
458 Alton & Darby Creek Road
Galloway, Ohio 43119                   11,508(b)                  (c)

Richard Rozic
5137 Chaffinch Court
Dublin, Ohio 43017                     11,550(b)                  (c)

All officers and directors
as a group (9 persons)                308,122(b)                 18.4%
------------
(a) Includes 3,960 shares owned by TR Sport, Inc., a distributor of maternity undergarments to the retail trade.

(b) Excludes outstanding and exercisable options and warrants shown below for Mr. Binsky, Ms. Thompson, and Mr. Rozic and 64,680 shares for all officers and directors as a group.

(c) Less than 10%.

         The following table sets forth, as of March 6, 1998, certain information with respect to options, warrants or rights to purchase securities from the Company held by each of the individuals referred to above:

                                      Title and
                                      Amount of
                               Securities Called for
                                by Options, Warrants          Exercise                 Date of
Name of Holder                     or Rights (a)              Price (a)              Expiration
--------------                ------------------------        ---------              ----------
Bob Binsky                    449,680 sh. Common Stock     $ .4136 - $3.50       5/31/04 - 5/2/07

Brenda L. Thompson             83,380 sh. Common Stock     $1.3282 - $3.50       12/2/03 - 5/2/07

Richard Rozic                  42,350 sh. Common Stock     $ .7913 - $2.8409      5/2/06 - 12/12/06

All officers and directors
as a group (9 persons)        640,090 sh. Common Stock     $ .4136 - $3.50       12/2/03 - 8/1/07

------------
(a) Adjusted for a 20% stock dividend paid in May 1996, a 3-for-2 stock split distributed in January 1997 and a 10% stock dividend paid in August 1997.

(b) The average of the bid and asked prices of the Company's Common Stock on the Electronic Bulletin Board on March 2, 1998 was $3.72.

                     REMUNERATION OF DIRECTORS AND OFFICERS

SUMMARY COMPENSATION TABLE

         The following table sets forth certain information concerning the 1997 aggregate remuneration of the three highest paid persons and the officers and directors as a group:

Name of Individual or           Capacities in Which             Aggregate
 Identity of Group          Remuneration was Received          Remuneration
---------------------       -------------------------          ------------
Bob Binsky                   Chairman of the Board             $116,464 (a)
                             Chief Executive Officer

Brenda Thompson              President                         $ 88,646

Richard Rozic                Executive Vice President
                             Chief Operating Officer           $149,095

All officers and directors
as a group (9 persons)                                         $478,538
------------
(a) Includes $58,333 which Mr. Binsky received pursuant to a consulting agreement with the Company. See "The Binsky Consulting Agreement."

COMPENSATION OF DIRECTORS

         Each non-employee director of the Company receives $500 per Board of Directors meeting attended as compensation for his or her services. Pursuant to a letter agreement approved by the Board of Directors in 1994, Eric S. Newman is compensated $1,500 per month for legal and financial services he performs on behalf of the Company. The letter agreement is terminable upon 30 days' written notice by either party. Each of the directors of the Company is also eligible to receive stock options under the 1995 Stock Option Plan (the "1995 Plan"). Only non-incentive options may be granted under the 1995 Plan. The 1995 Plan provides that options on a total of 1,000 shares shall be granted to each director who is elected as a director at the Annual Meeting of Shareholders.

STOCK OPTIONS OF DIRECTORS

         Directors of the Company have been issued options for the purchase of 5,940 common shares at $1.3282 per share, 11,880 common shares at $3.50 per share and 6,600 common shares at $2.8409 for 1995, 1996 and 1997, respectively. Additional options may be granted pending the achievement of certain financial standards.

THE BINSKY CONSULTING AGREEMENT

         Effective October 1, 1996, in a Consulting Agreement between the Company and Bob Binsky (the "Consulting Agreement"), Bob Binsky, a director and Chairman of the Board of the Company, agreed to provide consulting services for the Company. Mr. Binsky was required to provide consulting services up to 200 days (approximately 1,600 hours) for the one year term of the agreement and to serve as a director and Chairman of the Board. The Company was obligated to pay Mr. Binsky $100,000 in equal monthly installments for the consulting services. On August 1, 1997, Mr. Binsky became an employee of the Company and the monthly installments under the Consulting Agreement terminated at that time. Mr. Binsky was granted an option to purchase 33,000 shares of Common Stock for $.72 per share. Mr. Binsky can exercise the option at any time before October 1, 2006.

                             INDEPENDENT ACCOUNTANTS

         The Company engaged Groner, Boyle & Quillin, LLP as its independent accountants to audit its financial statements for the fiscal years 1996 and 1997. Coopers & Lybrand L.L.P., who served as the Company's independent accountants and audited the financial statements of the Company for the 1995 fiscal year, resigned on September 23, 1996. Prior to 1994, Groner, Boyle & Quillin had served as the Company's independent accountants and audited the financial statements of the Company since 1991. Coopers & Lybrand L.L.P.'s report on the financial statements of the Company for the fiscal year 1995 did not contain an adverse opinion nor a disclaimer of opinion nor was such report qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's fiscal year 1995 and the period of the fiscal year 1996 ending on the date of the engagement of Groner, Boyle & Quillin, LLP the Company had no disagreements with Coopers & Lybrand L.L.P. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

         A representative of Groner, Boyle & Quillin, LLP is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement if he so desires and is expected to be available to respond to appropriate questions of shareholders.

                                 OTHER BUSINESS

         The Board of Directors does not intend to present, and has no knowledge that others will present, any other business at the meeting. If, however, any other matters are properly brought before the meeting, it is intended that the persons named in the enclosed proxy will vote the shares represented thereby in accordance with their best judgment.

                         COST OF SOLICITATION OF PROXIES

         The cost of this solicitation will be paid by the Company. The Company has retained Fifth Third Bank to distribute proxy materials and solicit proxies in connection with the Annual Meeting. The Company will pay a nominal amount for such activities. The Company will reimburse Fifth Third Bank for all printing costs, postage and freight charges incurred in connection with the delivery of the Company's proxy materials. The Company may request persons holding shares in their names for others to forward soliciting materials to their principals to obtain authorization for the execution of proxies, and the Company will reimburse such persons for their expenses in so doing.

                              SHAREHOLDER PROPOSALS

         Any proposals of shareholders which are intended to be presented at the next Annual Meeting of Shareholders, but which are not received by the Secretary of the Company at the principal executive offices of the Company on or before November 20, 1998, may be omitted by the Company from the Proxy Statement and form of proxy relating to that meeting.

                                CABLE LINK, INC.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         The undersigned hereby appoints Bob Binsky and Brenda L. Thompson, and each of them, severally, with full power of substitution, as proxies for the undersigned and hereby authorizes them to represent and to vote, as designated below, all of the shares of Common Stock of Cable Link, Inc. held of record by the undersigned on March 6, 1998, at the Annual Meeting of Shareholders to be held on April 21, 1998, or any adjournment thereof, with all the power the undersigned would possess if present in person.

   THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF ALL NOMINEES NAMED BELOW.

         TO ELECT AS DIRECTORS THE NOMINEES NAMED BELOW FOR A TERM OF ONE YEAR AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED.

NOMINEES: Bob Binsky, Richard Rozic, Eric S. Newman, Sherry J. Rothfield,
          Michael Tsao and Brenda L. Thompson.

         [ ]    FOR all nominees listed above (except as marked to the contrary)

         [ ]    WITHHOLD AUTHORITY to vote for all nominees listed above

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME LISTED ABOVE.)

         In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Shareholders or any adjournment thereof.

           (Continued, and to be dated and signed, on the other side.)

                         (Continued from the other side)

         THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED TO ELECT ALL NOMINEES LISTED ABOVE.

         The undersigned hereby acknowledges receipt with this Proxy of a copy of the Notice of Annual Meeting and Proxy Statement dated March 20, 1998 and a copy of the Company's 1997 Annual Report to Shareholders.


                                    Dated                                  ,1998
                                         ----------------------------------


                                    --------------------------------------------
                                                    (Signature)


                                    --------------------------------------------
                                             Signature (if held jointly)


                                    IMPORTANT: Please sign exactly as name or names appear to the left. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Corporations should sign in their full corporate name by their president or other authorized officer. If a partnership or other entity, please sign in partnership or other entity name by an authorized person. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.